EXHIBIT 32.1

WHOLEHEALTH PRODUCTS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wholehealth Products, Inc. (the Company) on Form 10-Q for the period  ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles Strongo, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Charles Strongo and will be retained by Wholehealth Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

 Dated: January 29, 2013

By: /s/ Charles Strongo

Charles Strongo

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

WHOLEHEALTH PRODUCTS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wholehealth Products, Inc. (the Company) on Form 10-Q  for the period  ended November 30, 2012 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Richard Johnson, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Richard Johnson and will be retained by Wholehealth Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: January 29, 2013

By: /s/ Richard Johnson

Richard Johnson

Chief Financial Officer
(Principal Financial Officer)